0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 1 JOE GINGO – CHAIRMAN, PRESIDENT AND CEO JOHN RICHARDSON – EVP AND CFO October 2017 A. Schulman Fiscal 2017 Fourth Quarter Earnings Call Supplemental Slides Exhibit 99.2

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 2 Cautionary Note A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate,” "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: – worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets or countries where the Company has operations; – the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; – competitive factors, including intense price competition; – fluctuations in the value of currencies in areas where the Company operates; – volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; – changes in customer demand and requirements; – effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives; – escalation in the cost of providing employee health care; – uncertainties and unanticipated developments regarding contingencies, such as pending and future litigation and other claims, including developments that would require increases in our costs and/or reserves for such contingencies; – the performance of the global automotive market as well as other markets served; – further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; – operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes; – our current debt position could adversely affect our financial health and prevent us from fulfilling our financial obligations; and – failure of counterparties to perform under the terms and conditions of contractual arrangements, including suppliers, customers, buyers and sellers of a business and other third parties with which the Company contracts. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2017. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. 2

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 3 Use of Non-GAAP Financial Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company uses segment gross profit, SG&A expenses excluding certain items, segment operating income, operating income before certain items, net income excluding certain items, net income per diluted share excluding certain items and adjusted EBITDA to assess performance and allocate resources because the Company believes that these measures are useful to investors and management in understanding current profitability levels that may serve as a basis for evaluating future performance and facilitating comparability of results. In addition, segment operating income, operating income before certain items and net income excluding certain items are important to management as all are a component of the Company’s annual and long-term employee incentive plans. Non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are gross profit, SG&A expenses, operating income, net income and net income per diluted share. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 4 REINVIGORATED BUSINESS MODEL - ACCELERATING GROWTH 2017 Reset Year Realign • Realignment of product families driving savings of ~$6MM annually • Simplified customer relations Refocus on Sales • Created improved performance-based global sales incentive plan for fiscal 2018 • Enhanced reporting metrics • Focus intensely on cross-selling and full product portfolio training Reinvigorate Innovation • Spreading new innovation globally through inter-regional collaboration • Conducting quarterly product innovation reviews Return Operational Stability • Minimal property damage from Hurricane Harvey but experienced business interruptions • Major operational improvements in LaPorte, Texas to improve capacity utilization and quality • Operational optimization in Evansville, Indiana to improve capacity utilization and margins

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 5 Financial Highlights – FY17 vs. FY16 FISCAL 2017 RESET YEAR; POSITIONED FOR RECOVERY IN FISCAL 2018 FULL YEAR FINANCIAL HIGHLIGHTS ($MM, $/SH) GAAP Comparison Adjusted Comparison FY17 FY16 FY17 FY16 REVENUE 2461.1 2496.0 2461.1 2496.0 OP INCOME 85.8 (309.2) 126.5* 145.9* NET INCOME 25.5 (364.6) 51.8* 61.2* EBITDA* 203.4 228.9 EPS - diluted 0.86 (12.44) 1.75* 2.08* * Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results. • Revenues flat excluding foreign currency translation • FY17 adjusted EPS of $1.75 includes USCAN operational issues and unrecovered raw material increases in EMEA • Includes negative $0.08/sh foreign currency impact

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 6 Financial Highlights – FY17Q4 vs. FY16Q4 FOURTH QUARTER FINANCIAL HIGHLIGHTS ($MM, $/SH) GAAP Comparison Adjusted Comparison FY17Q4 FY16Q4 FY17Q4 FY16Q4 REVENUE 646.7 604.6 646.7 604.6 OP INCOME 13.1 (383.0) 27.0* 33.6* NET INCOME 7.4 (385.1) 9.6* 13.7* EBITDA* 46.1 53.9 EPS - diluted 0.25 (13.12) 0.32* 0.47* * Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results. • Reported sales up 6%, excluding FX; USCAN recorded first positive comparison in the last five quarters • Positive operating income comparisons in LATAM & EC; APAC continues to deliver strong results • Stabilization of USCAN operations improved results substantially on a sequential basis • Unrecovered raw material price increases in EMEA; significant portion of earnings shortfall

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 7 Segment Financial Highlights – Q4FY17 7 Revenue • USCAN positive revenue growth driven by strong pricing • CCS performance strong, both price and volume, helped by improved oil field activity Operating Income • Lower slightly but notable sequential improvement Revenue • Volumes were flat to up in nearly all product lines; PM hurt by lower customers activity due to raw material price uncertainty • Revenue gain on price mix improvements; CC&S particularly strong Operating Income • Unrecovered raw material prices increases a significant portion of shortfall • Lower structural SG&A costs were a partial offset USCAN ($MM) FY17Q4 FY16Q4 Revenue 164.2 158.9 Change 3% Operating Income1 8.7 8.9 Operating Margin1 5.3% 5.6% EMEA ($MM) FY17Q4 FY16Q4 Revenue 317.8 299.2 Change (ex FX) 4% Operating Income1 11.8 17.4 Operating Margin1 3.7% 5.8% 1. Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 8 Segment Financial Highlights – FY17Q4 8 Revenue • Revenue increased largely driven PM in China and Malaysia Operating Income • Price/cost mix positive • Increased SG&A to support growth initiatives Revenue • Base revenue up double-digit • Volumes rose at both PM and CCS; overall pricing positive Operating Income • Operating income increased as a result of higher volumes • SG&A lower on percentage of sales basis Revenue • Quantum carbon fiber shipments strong • Notable gains in oil field and electrical markets Operating Income • Positive price/cost mix • SG&A lower in dollars and as a percentage of sales APAC ($MM) FY17Q4 FY16Q4 Revenue 55.6 49.3 Change (ex FX) 15% Operating Income1 4.2 4.4 Operating Margin1 7.5% 9.0% LATAM ($MM) FY17Q4 FY16Q4 Revenue 50.1 44.9 Change (ex FX) 11% Operating Income1 6.0 5.7 Operating Margin1 12.0% 12.7% EC ($MM) FY17Q4 FY16Q4 Revenue 58.9 52.3 Change (ex FX) 12% Operating Income1 4.7 4.3 Operating Margin1 8.0% 8.2% 1. Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 9 Net Debt / Leverage Covenant • Net debt $863MM at end of fiscal 2017 • 2017 net debt reduction - $38MM • Net leverage ratio at 4.15x • Company has paid approximately $200MM of total debt since the purchase of Citadel in mid-2015 • Covenant amended to increase financial flexibility

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 10 Key Raw Material Price Outlook (In Millions & USD) Raw Material Current Trends Polyolefins • Increasing short term • Supplier disruptions (Hurricane Harvey & new start-up delays) contributing to near-term upward trend • Stabilizing medium term - new capacity coming on-stream Engineered Resins • Nylon pricing leveled off in FY17Q4; expected to be stable in FY18Q1 • Slight near-term upward pressure on Nylon 66 • Styrenics stable, but fluctuating in early FY18Q1 due to early feedstock price hikes TiO2 • TiO2 pricing continuing to rise through FY18Q1 – strong demand and supply remains tight • Producers increasing price quarterly and announced new increases for CY2018 Other Materials • Other compounding materials (additives, pigments and fillers) to remain flat during FY18Q1 SHLM PRICING PROCESSES SHOULD ENABLE RECOVERY OF RAW MATERIAL INCREASES WITHIN OUR COMPETITIVE ENVIRONMENT

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 11 SHLM 2018 Targets and Risk Factors *FY18 guidance assumes Euro rate of $1.15 compared with $1.10 on average in FY17. Metrics are on a non-GAAP basis. Refer to the reconciliation of GAAP and Non-GAAP financial measures for types of items excluded from our business outlook. . Strategic Uses of Cash • Debt service • Maintain dividend • Capital investment/restructuring • Additional debt pay down METRIC* FY18 EBITDA $220 – $230MM EPS $2.00 – $2.20/sh EPS GUIDANCE (AT THE MID-RANGE) REPRESENTS A 20% INCREASE OVER FY17

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 12 Significant Events Lucent Litigation Update: • Cooperating with federal government in its investigations - Company understands investigation relates to its allegations of fraud against Citadel - Company identified as a possible victim of a crime by the Federal Bureau of Investigation • Civil litigation subject to a motion for a 90 day stay (from March 2018 scheduled trial date) New Board Members: • Added Carol Eicher & Allen Spizzo to board in September - Both highly experienced industry leaders • Added Dr. William Joyce as senior advisor to the Board & consultant to the Company - Renowned chemicals industry executive with proven track record of delivering value

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 13 2017 Reset Year: Momentum in FY17Q4 Fiscal 2017 Fiscal 2018 Fiscal 2019 Fiscal 2020 Fiscal 2021 REINVIGORATED BUSINESS MODEL ACCELERATING GROWTH RECOVER GROWTH TRAJECTORY RESET YEAR NEW MANAGEMENT TEAM BUILD UPON PAST SUCCESSES

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 14 Appendix

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 15

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 16

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 17 Explanation of Adjustments 1. Asset impairments are related to goodwill and intangible assets, and also include information technology assets, in the Company's USCAN, EC and EMEA segments. Refer to Note 4 and Note 19 of the 2017 Annual Report on Form 10-K for further discussion. 2. Accelerated depreciation is related to restructuring plans in the Company's USCAN, LATAM and EMEA segments. Refer to Note 16 of the 2017 Annual Report on Form 10-K for further discussion. 3. Costs related to acquisitions and integrations primarily include third party professional, legal, IT and other expenses associated with successful and unsuccessful full or partial acquisition and divestiture/dissolution transactions, as well as certain employee-related expenses such as travel, bonuses and post-acquisition severance separate from a formal restructuring plan. 4. Restructuring and related costs include items such as employee severance charges, lease termination charges, curtailment gains/losses, other employee termination costs, and professional fees related to the reorganization of the Company’s legal entity structure, facility operations and compliance with new legislation, and costs associated with new software implementation that are not eligible for capitalization. Refer to Note 14 of the 2017 Annual Report on Form 10-K for further discussion. 5. Lucent costs primarily represent legal and investigation costs related to resolving the Lucent matter, product manufacturing costs for reworking existing Lucent inventory, obsolete Lucent inventory reserve costs, and dedicated internal personnel costs that would have otherwise been focused on normal operations in fiscal 2016. 6. Accelerated amortization of deferred financing costs related to Term Loan B prepayments. Refer to Note 5 of the 2017 Annual Report on Form 10-K for further discussion. 7. CEO transition costs represent charges related to the separation of the Company's previous CEO, Bernard Rzepka. 8. Tax (benefits) charges represent the Company's adjustment of reported tax expense to non-GAAP tax based on the overall estimated annual non-GAAP effective tax rates. 9. Gain related to sale of assets that had previously been classified as held for sale.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 18 Explanation of Adjustments 1. Other includes Foreign currency transaction (gains) losses, Other (income) expense, net, and Gain on early extinguishment of debt. 2. For details on Non-GAAP adjustments, refer to "Reconciliation of GAAP and Non-GAAP Financial Measures", items (1), (3) - (9) and Loss (income) from discontinued operations. Amounts are included in Operating Income (Loss) and Loss (income) from discontinued operations. Accelerated depreciation on the "Reconciliation of GAAP and Non-GAAP Financial Measures" has been excluded as it is already included in Depreciation and Amortization above.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 19

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 20 Explanation of Adjustments 1. Restructuring related costs primarily included in selling, general and administrative expenses in the Company’s statements of operations, are costs associated with professional fees for outside strategic consultants regarding actions to improve the profitability of the organization, improve efficiency of its operations or comply with new legislation, and costs associated with reorganizations of the legal entity structure of the Company. Restructuring expenses included in restructuring expense in the Company’s statements of operations include costs permitted under ASC 420, Exit or Disposal Obligations, such as severance costs, outplacement services and contract termination costs and related costs are costs associated with professional fees for outside strategic consultants regarding actions to improve the profitability, improve efficiency of its operations, comply with new legislation, and costs associated with reorganizations of the legal entity structure of the Company. Refer to Note 16, Restructuring, of this Annual Report on Form 10-K for further discussion. 2. Refer to Note 17, Contingencies and Claims, of this Annual Report on Form 10-K for additional discussion on this matter. Lucent costs primarily represent legal and investigation costs related to resolving the Lucent matter, product manufacturing costs for reworking existing Lucent inventory, obsolete Lucent inventory reserve costs, and dedicated internal personnel costs that would have otherwise been focused on normal operations in fiscal 2016. 3. .